          PIPER

         INCOME

          FUNDS

          [LOGO]

           1995

       ANNUAL REPORT


                                [LOG CABIN PHOTO]

                                TABLE OF CONTENTS


GOVERNMENT INCOME FUND
This fund seeks high current income to the extent consistent with preservation of capital. To achieve its objective, the fund invests primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-related securities. (Keep in mind that these securities, not the fund itself, are guaranteed as to payment of principal and interest.) The fund may also invest in mortgage-related securities issued by private entities. The fund's investments in mortgage-related securities may include derivative mortgage securities. As with other mutual funds, there can be no assurance that the fund will achieve its objective. Government Income Fund's Nasdaq symbol is PJGIX.

Letter to Shareholders . . . . . . . . . . . . . . . . . . .2
Investments in Securities. . . . . . . . . . . . . . . . . .8
Financial Statements and Notes . . . . . . . . . . . . . . .10
Independent Auditors' Report . . . . . . . . . . . . . . . .19
Federal Tax Information. . . . . . . . . . . . . . . . . . .20



SHORT-INTERMEDIATE BOND FUND
This fund seeks current income consistent with the fund's stated maturity limits and quality standards and preservation of capital. To achieve its objective, the fund invests primarily in a broad range of investment-quality debt securities with remaining maturities of five years or less. Under normal market conditions, the dollar-weighted average maturity of the fund's investments will range from two to four years. As with other mutual funds, there can be no assurance that the fund will achieve its objective. Short-Intermediate Bond Fund's proposed Nasdaq symbol is PJSBX.

Letter to Shareholders . . . . . . . . . . . . . . . . . . .5
Investments in Securities. . . . . . . . . . . . . . . . . .7
Financial Statements and Notes . . . . . . . . . . . . . . .10
Independent Auditors' Report . . . . . . . . . . . . . . . .19
Federal Tax Information. . . . . . . . . . . . . . . . . . .20



  THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PIPER GOVERNMENT INCOME FUND AND PIPER SHORT-INTERMEDIATE BOND FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS.

                              SHAREHOLDER SERVICES


AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.


LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.


QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.


WAIVER OF SALES CHARGES
Money market funds carry no sales charges.*
Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.


AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.


CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.


CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.


AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*


AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.


EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.


REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.


SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.


ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.


CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.


$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.


* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                             GOVERNMENT INCOME FUND


[BRUCE SALVOG PHOTO]

[BRAD STONE PHOTO]

BRUCE SALVOG, (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF GOVERNMENT INCOME FUND. HE HAS 25 YEARS OF FINANCIAL EXPERIENCE.

BRAD STONE, CFA (BELOW)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF GOVERNMENT INCOME FUND. HE HAS SEVEN YEARS OF FINANCIAL EXPERIENCE.

David Steele, (pictured on page 5)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF GOVERNMENT INCOME FUND. HE HAS 16 YEARS OF FINANCIAL EXPERIENCE.


November 15, 1995


Dear Shareholders:


SPURRED BY DECLINING INTEREST RATES, THE BOND MARKET RALLIED DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, HELPING PIPER GOVERNMENT INCOME FUND ACHIEVE A TOTAL RETURN OF 14.87%.* This return includes reinvested distributions but not the fund's sales charge. During the same time frame, the Lipper U.S. Mortgage Funds Average had a return of 11.68% and the Merrill Lynch 5-10 Year Treasury Index had a return of 15.64%.


DURING 1995, THE YIELD CURVE FLATTENED AS THE RESULT OF A RELATIVELY STABLE FEDERAL RESERVE POLICY ON THE SHORT END OF THE CURVE AND LOWER INTERMEDIATE- AND LONG-TERM RATES. (See the yield curve comparison chart on opposite page.) In a flat yield curve environment, there is not much difference between the yields on short-term and long-term securities. However, the lower intermediate- and long-term rates benefited the fund as prices generally rose on fixed income securities.


GOVERNMENT INCOME FUND OUTPERFORMED THE LIPPER U.S. MORTGAGE FUNDS AVERAGE DURING THE FISCAL YEAR FOR TWO REASONS.
First, the fund had a 19% position in U.S. Treasury securities, which outperformed mortgage securities during the period. Second, we maintained an effective duration in the fund that ranged from approximately seven years as of September 30, 1994, to approximately five years as of September 30, 1995. (See page 4 for an explanation of effective duration.) Fixed income securities with longer effective durations are more sensitive to changes in interest rates than securities with shorter effective durations. In a period of declining interest rates like we've experienced this year, securities with longer effective durations generally appreciate in value more. Conversely, the value of securities with longer effective durations decreases more when interest rates rise.

PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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                             GOVERNMENT INCOME FUND


BECAUSE THE FUND HAD ONLY A 19% POSITION IN TREASURY SECURITIES, IT LAGGED THE MERRILL LYNCH TREASURY INDEX, WHICH IS MADE UP SOLELY OF FIVE- TO 10-YEAR U.S. TREASURY BONDS. In a period of declining interest rates, U.S. Treasury securities often outperform mortgage-backed securities because of prepayment uncertainty as many homeowners have the opportunity to refinance their mortgages. This refinancing uncertainty causes the prices of mortgage-backed securities to increase less than similar duration Treasury securities.


OVER THE PAST YEAR, WE TOOK STEPS TO REDUCE THE VOLATILITY OF THE FUND. We reduced our holdings of inverse floaters and inverse interest-only securities from 6% of total assets last September to 4% as of September 30, 1995. We also have continued to reduce the sale-forward (dollar-roll) program which has dropped from 33% of total assets last September 30 to 12% of total assets as of September 30, 1995. These actions, in addition to buying shorter duration securities, gradually reduced the fund's effective duration to approximately five years. These steps should make the fund less sensitive to future interest rate changes.


CURRENTLY, WE ARE INCREASING THE PERCENTAGE OF MORTGAGE-BACKED SECURITIES IN THE FUND. We believe mortgage-backed securities are undervalued and are offering a high level of income. We are also emphasizing 30-year mortgage-backed securities in order to capture additional income.


OUR OUTLOOK IS FOR A PERIOD OF RELATIVE INTEREST RATE STABILITY AS WE CONTINUE TO EXPERIENCE A SLOW-GROWTH, LOW INFLATION ECONOMY. Over the next 12 months, we believe that the economy will grow at an annual rate of 2% to 3%. We do not anticipate a recession, and so we do not believe that the Federal Reserve will need to stimulate the economy by


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

[GRAPH]

$10,000 INVESTED IN MARCH 1987 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $17,660. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEXES OR THE AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE

One Year . . . . . . . . . . . . . . . . . . 10.27%
Five Year. . . . . . . . . . . . . . . . . . .7.65%
Since Inception (3/16/87). . . . . . . . . . .6.88%

SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12b-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.



YIELD CURVE CHART
SEPTEMBER 30, 1994 VERSUS SEPTEMBER 29, 1995

[GRAPH]

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                             GOVERNMENT INCOME FUND


significantly lowering the federal funds rate. Although inflation can never be counted out entirely, we do not see it as a near-term threat to the markets. We believe this environment will allow fixed income investors to continue to enjoy a high rate of income in relation to inflation, particularly those investors who hold a high proportion of mortgage-backed securities.


BECAUSE WE EXPECT INTEREST RATES TO REMAIN RELATIVELY STABLE, WE PLAN TO KEEP THE FUND'S MORE CONSERVATIVE PROFILE INTO 1996. We anticipate maintaining the fund's exposure to the sale-forward (dollar-roll) program and continuing to reduce the fund's small holdings of inverse floating rate and inverse interest-only securities. The fund's current five-year effective duration reflects this slightly defensive posture. Should interest rates rise, we will consider lengthening the fund's effective duration.


Thank you for investing in Government Income Fund. We appreciate the opportunity to serve your investment needs.


Sincerely,


/s/Bruce Salvog                /s/David M. Steele              /s/Brad Stone

Bruce Salvog                   David Steele                    Brad Stone
Portfolio Manager              Portfolio Manager               Portfolio Manager


EFFECTIVE DURATION
Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.


It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.


In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

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                          SHORT-INTERMEDIATE BOND FUND



[DAVID STEELE PHOTO]
FPO
66%

[NANCY OLSEN PHOTO]
FPO
65%

DAVID STEELE, (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF SHORT-INTERMEDIATE BOND FUND. HE HAS 16 YEARS OF FINANCIAL EXPERIENCE.

NANCY OLSEN, (BELOW)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF SHORT-INTERMEDIATE BOND FUND. SHE HAS 16 YEARS OF FINANCIAL EXPERIENCE.

Bruce Salvog, (pictured on page 2)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF SHORT-INTERMEDIATE BOND FUND. HE HAS 25 YEARS OF FINANCIAL EXPERIENCE.


November 15, 1995


Dear Shareholders:


PIPER SHORT-INTERMEDIATE BOND FUND WAS LAUNCHED ON APRIL 10, 1995, WITH AN OBJECTIVE OF PROVIDING SHAREHOLDERS WITH CURRENT INCOME CONSISTENT WITH THE FUND'S STATED MATURITY LIMITS AND QUALITY STANDARDS AND PRESERVATION OF CAPITAL. Typically, the fund will offer higher income than a money market fund in exchange for some principal fluctuation -- although not as much volatility as investments in longer-term bond funds. The fund will be invested in securities with remaining maturities of no more than five years. Generally, investors in the fund should have an investment horizon between two and four years. We expect to maintain an overall average credit quality in the fund's investments of Aa or AA as rated by Moody's or Standard & Poor's, respectively.


FROM ITS INCEPTION ON APRIL 10 THROUGH SEPTEMBER 30, 1995, SHORT-INTERMEDIATE BOND FUND GENERATED A TOTAL RETURN OF 3.73%.*
This return includes reinvested distributions but not the fund's sales charge. During that same time frame, the Merrill Lynch 1-5 Year Government Corporate Index produced a return of 4.51% and the Lipper Short Investment-Grade Debt Funds Average had a return of 4.05%. Note that these returns are not annualized.


THE FUND'S UNDERPERFORMANCE COMPARED TO THE LIPPER AVERAGE AND THE MERRILL LYNCH INDEX WAS PRIMARILY DUE TO ITS SHORTER EFFECTIVE DURATION. A shorter effective duration generally reduces a fund's volatility, causing it to underperform when interest rates are falling and outperform when rates are rising. (See page 4 for an explanation of effective duration.) The performance of the fund was also hampered by its slow accumulation of assets in the initial funding process.


SINCE THE FUND'S INCEPTION, THE SLOPE OF THE YIELD CURVE HAS FLATTENED AS THE RESULT OF A RELATIVELY STABLE FEDERAL RESERVE POLICY ON THE SHORT END OF THE CURVE AND LOWER INTERMEDIATE- AND LONG-TERM RATES. This flatter yield curve means that the one- to five-year securities the fund invests in are yielding about the same as money market securities. As the yield curve steepens, securities in the one- to five-year maturity range should typically provide 1% to 2% of additional yield over money market securities.


PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

[PIE CHART]

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          SHORT-INTERMEDIATE BOND FUND


WE WILL CONTINUE TO FOCUS THE PORTFOLIO ON EARNING INCOME THROUGH INVESTMENTS IN CORPORATE BONDS, ASSET-BACKED SECURITIES, AGENCY AND PRIVATELY ISSUED MORTGAGE SECURITIES, AND U.S. TREASURY SECURITIES THAT ARE WITHIN THE FUND'S FIVE-YEAR MATURITY LIMITS. During the third quarter, we increased the fund's holdings of high-quality corporate bonds from 16% in June to 28% by the end of September. We also reduced the fund's holdings of U.S. Treasury securities from 72% at the end of June to 62% as of September 30.


WE EXPECT INFLATION TO REMAIN CONTROLLED, INTEREST RATES TO REMAIN RELATIVELY STABLE AND THE ECONOMY TO EXPAND AT A SLOW TO MODERATE RATE. Over the next 12 months, we expect the Gross Domestic Product to grow about 2% to 3%, a growth rate that should keep inflation subdued. We do not believe the economy will slip into a recession. Therefore, the Federal Reserve Board is unlikely to lower interest rates significantly.


AN ENVIRONMENT OF STABLE TO SLIGHTLY RISING INTEREST RATES FAVORS PORTFOLIOS WITH SHORTER EFFECTIVE DURATIONS SUCH AS SHORT-INTERMEDIATE BOND FUND. Because we expect the economy to continue to strengthen throughout 1995, and because it appears the bond market has over-anticipated the degree of weakness the economy will actually experience, we believe yields on taxable bonds may adjust upward to accommodate slightly stronger economic growth. Therefore, we are maintaining a modestly defensive approach to managing the fund's interest rate sensitivity by keeping the portfolio's effective duration at around two years, which is slightly shorter than the Merrill Lynch 1-5 Year Government Corporate Index's effective duration.


Thank you for choosing the Short-Intermediate Bond Fund. We appreciate the opportunity to serve your investment needs.



Sincerely,


/s/Bruce Salvog                /s/David M. Steele              /s/Nancy S. Olsen

Bruce Salvog                   David Steele                    Nancy Olsen
Portfolio Manager              Portfolio Manager               Portfolio Manager


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

[GRAPH]

$10,000 INVESTED ON APRIL 10, 1995, AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $10,217. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 1.5%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR THE AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


CUMULATIVE TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 1.5% SALES CHARGE

Third Quarter. . . . . . . . . . . . . . 0.19%
Since Inception (4/10/95). . . . . . .  2.17%*

*  FROM INCEPTION (APRIL 10, 1995) THROUGH JUNE 30, 1995, CLIENTS COULD
PURCHASE SHORT-INTERMEDIATE BOND FUND WITH NO INITIAL OR DEFERRED SALES CHARGES.

DURING THE PERIOD FROM INCEPTION (APRIL 10, 1995) THROUGH SEPTEMBER 30, 1995, THE ADVISER AND DISTRIBUTOR WAIVED CERTAIN EXPENSES WHICH MAY OR MAY NOT BE WAIVED IN THE FUTURE. OTHERWISE, THE CUMULATIVE TOTAL RETURNS FOR THE THIRD QUARTER AND SINCE INCEPTION WOULD HAVE BEEN 0.00% AND 1.77%, RESPECTIVELY. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

SHORT-INTERMEDIATE BOND FUND
SEPTEMBER 30, 1995

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

CORPORATE BONDS (27.8%):
  American Brands, 7.50%, 5/15/99 ..................... $      9,000          9,265
  Associates Corporation of N.A., 6.75%, 7/15/97 ........     10,000         10,106
  Household Finance Corporation, 7.75%, 6/15/97 .........      5,000          5,119
  Nordstrom Incorporated, 8.88%, 2/15/98                       5,000          5,269
  Norwest Financial, 6.20%, 9/15/99 .....................      5,000          4,968
  Sears Mortgage Securities, Series 1992-19, Class P,
   9.25%, 4/15/98 .......................................      5,000          5,341
                                                                         ----------

   Total Corporate Bonds
    (cost: $40,046)  ....................................                    40,068
                                                                         ----------

U.S. GOVERNMENT SECURITIES (62.7%):
  U.S. Treasury Note, 6.38%, 6/30/97 ....................     25,000         25,232
  U.S. Treasury Note, 5.13%, 12/31/98 ...................     30,000         29,286
  U.S. Treasury Note, 6.25%, 8/31/96 ....................     10,000         10,040
  U.S. Treasury Note, 7.38%, 11/15/97 ...................     25,000         25,737
                                                                         ----------
                                                                             90,295
                                                                         ----------

   Total U.S. Government Securities
    (cost: $89,800)  ...............................................         90,295
                                                                         ----------

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------

ASSET-BACKED SECURITIES (5.3%):
  Ford Credit Grantor Trust, Series 1993-B, Class A,
   4.30%, 7/15/98
   (cost: $7,556) ..................................... $      7,711          7,606
                                                                         ----------

   Total Investments in Securities (95.7%)
    (cost: $137,402)(b)  ................................                   137,969
                                                                         ----------

   Other assets in excess of liabilities (4.3%)  ........                     6,141
                                                                         ----------
   Net assets (100.0%) ................................ $                   144,110
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A)  SECURITIES ARE VALUED BY PROCEDURES DESCRIBED IN NOTE 2 TO THE
     FINANCIAL STATEMENTS.
(B) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $         731
      GROSS UNREALIZED DEPRECIATION ......        (164)
                                                 -----
        NET UNREALIZED APPRECIATION .... $         567
                                                 -----
                                                 -----

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

GOVERNMENT INCOME FUND
SEPTEMBER 30, 1995

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (22.5%):
   U.S. Treasury Bond, 7.25%, 5/15/16 ................. $  5,000,000(d)   5,346,000
   U.S. Treasury Bond, 8.13%, 8/15/19 ...................  1,500,000      1,760,415
   U.S. Treasury Note, 6.50%, 4/30/99 ...................  5,000,000      5,084,600
   U.S. Treasury Note, 7.25%, 5/15/04 ...................  7,000,000      7,478,660
   U.S. Treasury Note, 7.50%, 10/31/99 ..................  2,000,000      2,106,320
   U.S. Treasury Note, 7.38%, 11/15/97 ..................  2,000,000      2,058,980
                                                                         ----------

    Total U.S. Government Securities
     (cost: $22,680,784) ................................                23,834,975
                                                                         ----------

MORTGAGE-BACKED SECURITIES (90.8%):
 COLLATERALIZED MORTGAGE OBLIGATIONS (C) (17.2%):
  U.S. AGENCY FIXED RATE (0.4%):
   10.00%, FNMA, Series 1989-15,
    Class D, 9/25/18 ....................................    455,769        469,405
                                                                         ----------

 U.S. AGENCY FLOATING RATE (3.6%):
   5.89%, FNMA, Series 1993-210,
    Class FC, COFI, 9/25/23 .............................  4,000,000      3,757,440
                                                                         ----------

 U.S. AGENCY INVERSE INTEREST-ONLY (0.8%):
   14.21%, FHLMC G, Series 12,
    Class AB, LIBOR, 12/25/08 ...........................         --        881,940
                                                                         ----------

 U.S. AGENCY INVERSE FLOATER (3.4%):
   14.68%, FHLMC, Series 1134, Class I, COFI, 9/15/96 ...    690,870        716,605
   3.45%, FHLMC, Series 1419, Class G, LIBOR,
    11/15/97 ............................................  1,502,900      1,374,642
   8.08%, FNMA, Series 1993-210,
    Class SC, COFI, 9/25/23 .............................  2,000,000      1,476,000
                                                                         ----------
                                                                          3,567,247
                                                                         ----------

 U.S. AGENCY Z-TRANCHE (9.0%):
   8.36%, FHLMC, Series 1339,
    Class PZ, 7/15/22 ...................................  6,479,057      6,466,423
   7.64%, FHLMC, Series 1677,
    Class Z, 7/15/23 ....................................  3,398,123      3,063,204
                                                                         ----------
                                                                          9,529,627
                                                                         ----------

 U.S. AGENCY FIXED RATE MORTGAGES (73.6%):
   7.50%, FHLMC, 11/1/09 ................................  2,882,020      2,933,319
   7.50%, FHLMC, 10/1/09 ................................  2,869,613      2,920,692
   7.50%, FHLMC, 12/1/09 ................................  3,779,142      3,846,411
   8.00%, FNMA, 1/1/21 ..................................  5,000,000(b)   5,128,050
   5.80%, FNMA, 12/10/03 ................................  2,000,000      1,919,040
   11.00%, FNMA, 10/1/20 ................................  1,997,958      2,218,952
   7.00%, FNMA, 12/1/07 .................................  10,884,870    10,942,559
   6.50%, FNMA, 8/1/23 ..................................  7,761,014      7,484,411
   8.00%, FNMA, 2/1/25 ..................................  3,150,781      3,223,596
   8.00%, FNMA, 8/1/24 ..................................  2,501,422      2,559,230
   8.00%, FNMA, 12/1/24 .................................  3,273,203      3,348,847

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
   8.00%, FNMA, 11/1/24 ............................... $  3,880,920      3,970,608
   6.50%, FNMA, 9/14/25 .................................  5,000,000(b)   4,821,800
   9.50%, FNMA, 8/1/22 ..................................  5,000,000(b)   5,332,750
   7.00%, GNMA, 7/15/08 .................................    610,816        615,391
   7.00%, GNMA, 7/15/23 .................................  3,694,031      3,652,436
   7.00%, GNMA, 3/15/09 .................................  1,897,937      1,912,153
   9.00%, GNMA, 10/15/24 ................................    980,001      1,031,441
   7.00%, GNMA, 2/15/09 .................................  2,040,957      2,056,244
   7.00%, GNMA, 3/15/09 .................................  2,227,245      2,243,927
   10.00%, GNMA, 1/15/10 ................................  1,497,910      1,633,636
   9.00%, GNMA, 8/15/25 .................................  3,920,003      4,125,764
                                                                         ----------
                                                                         77,921,257
                                                                         ----------

    Total Mortgage-Backed Securities
     (cost: $94,792,611)  ...............................                96,126,916
                                                                         ----------

SHORT-TERM SECURITIES (0.4%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 9/29/95, accrued
    interest at repurchase date of $219, 6.44%, 10/2/95.
    (cost: $408,000) ....................................    408,000        408,000
                                                                         ----------

    Total Investments in Securities (113.7%)
     (cost: $117,881,395)(e)  ...........................                120,369,892
                                                                         ----------

    Liabilities in excess of other assets (-13.7%)  .....                (14,505,766)
                                                                         ----------
    Net assets (100.0%) ............................... $                105,864,126
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED BY PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON SEPTEMBER 30, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $15,246,094.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
          11TH DISTRICT
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE RATES IN EFFECT ON SEPTEMBER 30, 1995.
         INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
          RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

          OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD
          TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED
          UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE
          CASH FLOWS.
         Z-TRANCHE - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL
          DURING THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL
          AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD
          BASED UPON ESTIMATED TIMING OF FUTURE CASH FLOWS.
(D)  THIS  ISSUE IS PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSIT ON THE FOLLOWING
     OPEN INTEREST RATE  FUTURES SALES CONTRACTS  (SEE NOTE 7  TO THE  FINANCIAL
     STATEMENTS):

                                                          NUMBER OF
     TYPE OF CONTRACT                                     CONTRACTS    PAR VALUE
     --------------------------------------------------  -----------  -----------
     U.S. TREASURY NOTES, 10 YEAR, DECEMBER 1995              150     $15,000,000

(E) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $118,235,589. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   3,445,585
      GROSS UNREALIZED DEPRECIATION ......  (1,311,282)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   2,134,303
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                                 Short-
                                                              Intermediate    Government
                                                                Bond Fund    Income Fund
                                                              -------------  ------------

ASSETS:
  Investments in securities at market value* (note 2)
  (including repurchase agreements of $0 and $408,000,
    respectively) ........................................ $      137,969    120,369,892
  Cash in bank on demand deposit ...........................        4,741        100,933
  Receivable for investment securities sold ................           --      2,181,413
  Receivable for fund shares sold ..........................          191         92,906
  Accrued interest receivable ..............................        2,351      1,082,015
                                                              -------------  ------------
      Total assets .........................................      145,252    123,827,159
                                                              -------------  ------------

LIABILITIES:
  Dividends payable to shareholders ($0.080 and $0.046 per
    share, respectively) ...................................        1,142        538,989
  Payable for investment securities purchased - when issued
    (note 2) ...............................................           --     15,246,094
  Payable for investment securities purchased ..............           --      1,941,949
  Payable for fund shares redeemed .........................           --         62,672
  Accrued investment management fee ........................           --         43,878
  Accrued distribution fee .................................           --         26,326
  Variation margin payable .................................           --        103,125
                                                              -------------  ------------
      Total liabilities ....................................        1,142     17,963,033
                                                              -------------  ------------
Net assets applicable to outstanding capital stock ....... $      144,110    105,864,126
                                                              -------------  ------------
                                                              -------------  ------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 14,283 and 11,775,112 shares,
    respectively ......................................... $          143        117,751
  Additional paid-in capital ...............................      142,997    120,203,614
  Undistributed net investment income ......................           --          4,190
  Accumulated net realized gain (loss) on investments ......          403    (16,912,426 )
  Unrealized appreciation of investments ...................          567      2,450,997
                                                              -------------  ------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $      144,110    105,864,126
                                                              -------------  ------------
                                                              -------------  ------------

Net asset value per share of outstanding capital stock ... $        10.09           8.99
                                                              -------------  ------------
                                                              -------------  ------------

* Investments in securities at identified cost ........... $      137,402    117,881,395
                                                              -------------  ------------
                                                              -------------  ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                 Short-
                                                              Intermediate     Government
                                                               Bond Fund*     Income Fund
                                                              -------------   ------------

INCOME:
  Interest ............................................... $       4,106        8,441,590
  Fee income (note 2) ......................................          --          928,132
                                                              -------------   ------------
      Total investment income ..............................       4,106        9,369,722
                                                              -------------   ------------

EXPENSES (NOTE 5):
  Investment management fee ................................         268          576,359
  Distribution fee .........................................         132          575,955
  Custodian, accounting and transfer agent fees ............      10,891          185,483
  Registration fees ........................................          --           19,712
  Reports to shareholders ..................................       1,560           30,925
  Shareholder servicing fees ...............................          51           47,536
  Directors' fees ..........................................          --            2,149
  Audit and legal fees .....................................       2,468           38,794
  Federal excise taxes .....................................          --            4,190
  Other expenses ...........................................         100            7,658
                                                              -------------   ------------
      Total expenses .......................................      15,470        1,488,761
  Less expenses waived by the distributor ..................        (134)        (210,196 )
  Less expenses waived by the adviser ......................     (15,300)              --
                                                              -------------   ------------
      Net expenses before expenses paid indirectly .........          36        1,278,565
  Less expenses paid indirectly ............................         (36)         (17,044 )
                                                              -------------   ------------
      Total net expenses ...................................          --        1,261,521
                                                              -------------   ------------

      Net investment income ................................       4,106        8,108,201
                                                              -------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain (loss) on investments (note 3) .........         403       (1,127,762 )
  Net realized loss on closed futures contracts ............          --       (1,577,525 )
                                                              -------------   ------------
    Net realized gain (loss) on investments ................         403       (2,705,287 )
  Net change in unrealized appreciation or depreciation of
    investments ............................................         567       10,672,394
                                                              -------------   ------------
    Net gain on investments ................................         970        7,967,107
                                                              -------------   ------------

      Net increase in net assets resulting from
        operations ....................................... $       5,076       16,075,308
                                                              -------------   ------------
                                                              -------------   ------------

* PERIOD FROM APRIL 10, 1995, (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Short-
                                                              Intermediate
                                                               Bond Fund             Government
                                                              ------------          Income Fund
                                                                             --------------------------
                                                              Period from
                                                              4/10/95* to     Year Ended    Year Ended
                                                                9/30/95        9/30/95        9/30/94
                                                              ------------   ------------   -----------

OPERATIONS:
  Net investment income .................................. $        4,106      8,108,201     10,911,378
  Net realized gain (loss) on investments ..................          403     (2,705,287)   (12,620,352)
  Net change in unrealized appreciation or depreciation of
    investments ............................................          567     10,672,394    (12,511,011)
                                                              ------------   ------------   -----------

    Net increase (decrease) in net assets resulting from
      operations ...........................................        5,076     16,075,308    (14,219,985)
                                                              ------------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................       (4,106)    (8,513,085)   (10,747,436)
  From net realized gains ..................................           --             --       (330,790)
                                                              ------------   ------------   -----------
    Total distributions ....................................       (4,106)    (8,513,085)   (11,078,226)
                                                              ------------   ------------   -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales ......................................      195,285     16,092,604     23,398,953
  Proceeds from shares issued for reinvestment of
    distributions ..........................................        2,867      5,730,718      7,300,216
  Payments for shares redeemed .............................      (56,012)   (49,494,075)   (39,289,350)
                                                              ------------   ------------   -----------
    Increase (decrease) in net assets from capital share
      transactions .........................................      142,140    (27,670,753)    (8,590,181)
                                                              ------------   ------------   -----------
      Total increase (decrease) in net assets ..............      143,110    (20,108,530)   (33,888,392)

Net assets at beginning of period ..........................        1,000    125,972,656    159,861,048
                                                              ------------   ------------   -----------

Net assets at end of period .............................. $      144,110    105,864,126    125,972,656
                                                              ------------   ------------   -----------
                                                              ------------   ------------   -----------

Undistributed net investment income ...................... $           --          4,190        404,884
                                                              ------------   ------------   -----------
                                                              ------------   ------------   -----------

                 * COMMENCEMENT OF OPERATIONS.
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 Piper Funds Inc. (the company) was
                 incorporated on November 12, 1986, and is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company that currently includes a series of 13 individual funds including Government Income Fund and Short-Intermediate Bond Fund, which are classified as diversified funds. The company's articles of incorporation permit the board of directors to create additional funds in the future.
                 The Short-Intermediate Bond Fund commenced operations on April 10, 1995 when its shares were first offered for sale to the public.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
                 INVESTMENTS IN SECURITIES
                 The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price, and open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                 Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of bond discount and premium computed on a level yield basis, is accrued daily.

                 OPTIONS TRANSACTIONS
                 For hedging purposes, Government Income Fund may buy and sell put and call options, write covered-call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Government Income Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                 Option contracts are valued daily and
                 unrealized appreciation or depreciation is recorded. Government Income Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost for a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                 Short-Intermediate Bond Fund is not permitted to engage in options transactions.

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect from changes in the market, Government Income Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 Upon entering into a futures contract,
                 Government Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                 Short-Intermediate Bond Fund is not permitted to engage in futures transactions.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The funds maintain, in a segregated account with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs to the extent the funds make such purchases while remaining substantially fully invested. As of September 30, 1995, Government Income Fund had entered into outstanding when-issued or forward commitments of $15,246,094.

                 In connection with their ability to purchase securities on a when-issued or forward-commitment basis, the funds may enter into mortgage "dollar rolls" in which the funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each fund will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. Short-Intermediate Bond Fund will hold only cash or cash equivalent securities in such account. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the year ended September 30, 1995, such fees earned by Government Income Fund amounted to $928,132.

                 FEDERAL TAXES
                 Each fund is treated as a separate entity for federal income tax purposes. The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, Government Income Fund incurred federal excise taxes of $4,190 on income retained by the fund during the 1994 excise tax year.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts (Government Income Fund) and losses deferred due to "wash sale" transactions and the timing of recognition of income on certain interest only securities (Government Income
                 Fund). The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and to decrease additional paid-in-capital by $4,190 for Government Income Fund.

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income for Government Income Fund and Short-Intermediate Bond Fund are declared daily and paid monthly in cash or reinvested in additional shares. Distributions from net realized gains, if any, will be made at least once annually.

                 REPURCHASE AGREEMENTS
                 The funds, along with other affiliated
                 registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, in the event of a default.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1995, were $125,764,550 and
                 $185,930,346, respectively, for Government
                 Income Fund, and $180,496 and $43,497,
                 respectively, for Short-Intermediate Bond
                 Fund.

                 For the year ended September 30, 1995,
                 brokerage commissions paid to Piper Jaffray
                 Inc. (Piper Jaffray), the fund's distributor, amounted to $1,700 for the Government Income
                 Fund.

(4) CAPITAL SHARE
    TRANSACTIONS
                 Transactions in shares of Government Income
                 Fund for the years ended September 30, 1995 and 1994, and of Short-Intermediate Bond Fund for the period from inception, April 10, 1995, to September 30, 1995, were as follows:

                                                                         Government
                                                      Short-Intermediate   Income
                                                          Bond Fund         Fund
                                                      -----------------  -----------
1995
  Sold .............................................         19,569       1,896,575
  Issued for reinvested distributions ..............            284         670,492
  Redeemed .........................................         (5,570)     (5,760,853)
                                                            -------      -----------
    Increase (decrease) ............................         14,283      (3,193,786)
                                                            -------      -----------
                                                            -------      -----------

1994
  Sold .............................................             --       2,480,768
  Issued for reinvested distributions ..............             --         785,376
  Redeemed .........................................             --      (4,275,183)
                                                            -------      -----------
    Decrease .......................................             --      (1,009,039)
                                                            -------      -----------
                                                            -------      -----------

(5) FEES AND
   EXPENSES
                 The company has entered into an investment advisory and management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for the Government Income Fund is equal to an annual rate of 0.50% of the first $250 million in net assets and decreases in percentages thereafter to 0.40% of net assets in excess of $500 million. The fee for the Short-Intermediate Bond Fund is 0.40% of all net assets.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 The funds also pay Piper Jaffray, the funds' distributor, a monthly fee in connection with the servicing of each fund's shareholder accounts and in connection with distribution-related services provided to each fund. Such fee is charged on a monthly basis and is limited to a maximum of 1/12 of 0.50% for the Government Income Fund and 0.20% for the Short-Intermediate Bond Fund. The 0.50% fee for Government Income Fund includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. The entire 0.20% fee for Short-Intermediate Bond Fund represents a servicing fee. For the year ended September 30, 1995, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.32% of average daily net assets for the Government Income Fund.

                 Each of the funds has also entered into
                 shareholder account servicing agreements under which Piper Jaffray performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to Piper Jaffray for providing such services, is equal to an annual rate of $7.50 per active shareholder account, and $1.60 per closed shareholder account.

                 In addition to the above fees, the funds are responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes and other miscellaneous expenses.

                 For Short-Intermediate Bond Fund, for the period from inception, April 10, 1995, to September 30, 1995, the advisor and the distributor agreed to waive all fees.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                 Sales charges by Piper Jaffray for
                 distributing the funds' shares were $111,536 for Government Income Fund for the year ended September 30, 1995, and $440 for Short-Intermediate Bond Fund for the period from inception, April 10, 1995, to September 30, 1995.

(6) CAPITAL LOSS
    CARRYOVER
                 For federal income tax purposes, Government
                 Income Fund had a capital loss carryover at September 30, 1995, of $16,870,235 which, if not offset by subsequent capital gains, will expire September 30, 2002-2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(7) INTEREST RATE
    FUTURES CONTRACT
                 Government Income Fund pledges securities or cash as collateral when making initial margin deposits on open futures contracts. At September 30, 1995, Government Income Fund had securities valued at $1,389,960 that were pledged to cover initial margin deposits on 150 interest rate contracts. The market value of the open contracts at September 30, 1995, was $16,537,500 with a net unrealized loss of $37,500.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 SHORT-INTERMEDIATE BOND FUND

                                                     Period from
                                                     4/10/95* to
                                                       9/30/95
                                                    --------------
PER-SHARE DATA

Net asset value, beginning of period ........... $       10.00
                                                        ------
Operations:
  Net investment income...........................        0.28
  Net realized and unrealized gains on
   investments....................................        0.09
                                                        ------
    Total from operations.........................        0.37
                                                        ------
Distributions to shareholders from:
  Net investment income...........................       (0.28)
                                                        ------
    Total distributions...........................       (0.28)
                                                        ------
Net asset value, end of period ................. $       10.09
                                                        ------
                                                        ------

SELECTED INFORMATION

Total return**....................................        3.73%

Net assets end of period (in millions) ......... $         0.1
Ratio of expenses to average daily net
  assets***.......................................         0.0%+
Ratio of net investment income to average daily
  net assets***...................................        6.12%+
Portfolio turnover rate (excluding short-term
  securities).....................................          31%

*    COMMENCEMENT OF OPERATIONS.
** TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
*** THE ADVISER AND DISTRIBUTOR VOLUNTARILY AGREED TO WAIVE ALL FEES FOR THE FUND DURING THE PERIOD FROM APRIL 10, 1995, (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995. HAD FEES NOT BEEN WAIVED THE RATIO OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 23%/(16.88%). THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND.
+    ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
HIGHLIGHTS
(CONTINUED)
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                 GOVERNMENT INCOME FUND

                                                                   Fiscal year ended September 30,
                                                    --------------------------------------------------------------
                                                       1995         1994         1993         1992         1991
                                                    ----------   ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of period ........... $      8.42        10.01         9.86         9.69         9.02
                                                    ----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income...........................      0.60         0.69         0.80         0.90         0.84
  Net realized and unrealized gains (losses) on
   investments....................................      0.60        (1.58)        0.15         0.17         0.67
                                                    ----------   ----------   ----------   ----------   ----------
    Total from operations.........................      1.20        (0.89)        0.95         1.07         1.51
                                                    ----------   ----------   ----------   ----------   ----------
Distributions to shareholders from:
  Net investment income...........................     (0.63)       (0.68)       (0.80)       (0.90)       (0.84)
  Net realized gains..............................        --        (0.02)          --           --           --
                                                    ----------   ----------   ----------   ----------   ----------
    Total distributions...........................     (0.63)       (0.70)       (0.80)       (0.90)       (0.84)
                                                    ----------   ----------   ----------   ----------   ----------
Net asset value, end of period ................. $      8.99         8.42        10.01         9.86         9.69
                                                    ----------   ----------   ----------   ----------   ----------
                                                    ----------   ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return*.....................................     14.87%       (9.26%)      10.06%       11.57%       17.51%

Net assets at end of year (in millions) ........ $       106          126          160          124           76
Ratio of expenses to average daily net
  assets**++......................................      1.11%        1.05%        1.09%        1.11%        1.18%
Ratio of net investment income to average daily
  net assets......................................      7.02%        7.43%        8.10%        9.15%        9.00%
Portfolio turnover rate (excluding short-term
  securities).....................................        87%         121%         191%         118%         110%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
** THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS EXCLUDES INTEREST EXPENSE WHICH HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS.
++ DURING THE YEARS REFLECTED ABOVE, THE FUND'S DISTRIBUTION FEE WAS VOLUNTARILY LIMITED. HOWEVER, HAD THE MAXIMUM FEE OF 0.50% BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.29%/6.84% IN FISCAL 1995, 1.24%/7.24% IN FISCAL 1994, 1.27%/7.92% IN FISCAL 1993, 1.29%/8.97% IN FISCAL 1992 AND
     1.36%/8.82% IN FISCAL 1991. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

                 THE BOARD OF DIRECTORS AND SHAREHOLDERS
                 PIPER FUNDS INC.:

                 We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Piper Government Income Fund and Piper Short-Intermediate Bond Fund (funds within Piper Funds Inc.) as of September 30, 1995, and the related statements of operations for the year then ended (the period from April 10, 1995, commencement of operations, to September 30, 1995 for Short-Intermediate Bond Fund), the statements of changes in net assets for each of the years in the two-year period then ended (the period from April 10, 1995, commencement of operations, to September 30, 1995 for Short-Intermediate Bond Fund) and the financial highlights for each of the years in the five-year period ended September 30, 1995 (the period from April 10, 1995, commencement of operations, to September 30, 1995 for Short-Intermediate Bond Fund). These financial statements and the financial highlights are the responsibility of the portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Piper Government Income Fund and Piper Short-Intermediate Bond Fund as of September 30, 1995, the results of their operations for the year then ended (the period from April 10, 1995, commencement of operations, to September 30, 1995 for Short-Intermediate Bond Fund), the changes in their net assets for each of the years in the two-year period then ended (the period from April 10, 1995, commencement of operations, to September 30, 1995 for Short-Intermediate Bond
                 Fund) and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                 KPMG Peat Marwick LLP
                 Minneapolis, Minnesota
                 November 10, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

                 FISCAL YEAR ENDED SEPTEMBER 30, 1995

                 Distributions shown below are taxable as dividend income. None qualify for corporate dividends received deduction. By early February 1996, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis.

                 Information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local income taxes.

                 GOVERNMENT INCOME FUND

Payable Date                                                       Per Share
----------------------------------------------------------------  -----------
October 5, 1994 .............................................. $      0.0580
November 3, 1994 ...............................................      0.0580
December 5, 1994 ...............................................      0.0580
January 5, 1995 ................................................      0.0580
February 3, 1995 ...............................................      0.0560
March 3, 1995 ..................................................      0.0530
April 5, 1995 ..................................................      0.0530
May 5, 1995 ....................................................      0.0522
June 1, 1995 ...................................................      0.0515
July 3, 1995 ...................................................      0.0492
August 1, 1995 .................................................      0.0484
September 1, 1995 ..............................................      0.0486
                                                                  -----------
  Total ...................................................... $      0.6439
                                                                  -----------
                                                                  -----------

                 SHORT-INTERMEDIATE BOND FUND

Payable Date                                                       Per Share
----------------------------------------------------------------  -----------
May 5, 1995 .................................................. $      0.0143
June 1, 1995 ...................................................      0.0476
July 3, 1995 ...................................................      0.0452
August 1, 1995 .................................................      0.0453
September 1, 1995 ..............................................      0.0475
                                                                  -----------
  Total ...................................................... $      0.1999
                                                                  -----------
                                                                  -----------

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER
                              BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER CAPITAL
                              MANAGEMENT INCORPORATED
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL
                              FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Worth Bruntjen, SENIOR VICE PRESIDENT
                          Richard W. Filippone, SENIOR VICE PRESIDENT
                          Marijo A. Goldstein, SENIOR VICE PRESIDENT
                          Steven V. Markusen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Edward P. Nicoski, SENIOR VICE PRESIDENT
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Ronald R. Reuss, SENIOR VICE PRESIDENT
                          Bruce D. Salvog, SENIOR VICE PRESIDENT
                          Sandra K. Shrewsbury, SENIOR VICE PRESIDENT
                          David M. Steele, SENIOR VICE PRESIDENT
                          Douglas J. White, SENIOR VICE PRESIDENT
                          J. Bradley Stone, VICE PRESIDENT
                          Marcy K. Winson, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

DISTRIBUTOR               Piper Jaffray Inc.
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND             Investors Fiduciary Trust Company
TRANSFER AGENT            127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

       ---------------------
           PIPER CAPITAL                                       -----------------
            MANAGEMENT                                             Bulk Rate
       ---------------------                                      U.S. Postage
                                                                      PAID
       PIPER CAPITAL MANAGEMENT INCORPORATED                    Permit No. 3008
       222 SOUTH NINTH STREET                                      Mpls., MN
       MINNEAPOLIS, MN 55402-3804                              -----------------


       PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.
[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
       100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

       012-96  XIF-01  11/95